Exhibit 10.6

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

EXECUTION VERSION

FIRST AMENDMENT

TO FIRST AMENDED AND RESTATED LICENSE AGREEMENT

This FIRST AMENDMENT TO FIRST AMENDED AND RESTATED LICENSE AGREEMENT (the “First Amendment”) is made and effective as of December 11, 2012 (the “First Amendment Effective Date”), by and between Symphony Evolution, Inc., a Delaware corporation (“Symphony”) and Kadmon Corporation, LLC (f/k/a Kadmon Pharmaceuticals, LLC), a Delaware limited liability company (“Licensee”) (each of Symphony and Licensee being a “Party,” and collectively, the “Parties”).

BACKGROUND

A.            WHEREAS, Symphony and Licensee have entered into that certain First Amended And Restated License Agreement, dated as of September 6, 2011 (the “Agreement”);

B.            WHEREAS, prior to the First Amendment Effective Date, Licensee informed Symphony that Study Initiation of the Phase II Clinical Trial in the PKD Field would not occur by December 31, 2012 as originally required pursuant to Section 7.2.2 of the Agreement, and

B.            WHEREAS, as a result, Symphony and Licensee now desire to amend the Agreement as set forth below in this First Amendment;

NOW, THEREFORE, in consideration of the foregoing and the covenants and premises contained herein and in the Agreement, the Parties therefore agree as follows:

ARTICLE 1

AMENDMENT OF AGREEMENT

The Parties hereby amend the terms of the Agreement as provided below, effective as of the First Amendment Effective Date:

1.1          Amendment of Section 7.2.2. Section 7.2.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“7.2.2     Non-Oncology Field.

7.2.2.1      Amendment Payments. In addition to any other payment obligation under the Agreement, in consideration for entering into the First Amendment, Licensee shall pay Symphony either:

(a)         a non-refundable payment of *** on or before March 31, 2013, or

(b)         a non-refundable payment of *** on or before March 31, 2013 and an additional

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

non-refundable payment of *** on or before June 30, 2013.

7.2.2.2      Additional Non-Oncology Study Initiation Payments. In addition to any other payment obligation under the Agreement,

(a)         if Study Initiation of the Phase II Clinical Trial in the PKD Field occurs during the period commencing on July 1, 2013 and ending on September 30, 2013, then Licensee shall pay Symphony an additional non-refundable payment of *** on or before September 30, 2013,

or

(b)         if Study Initiation of the Phase II Clinical Trial in the PKD Field has not occurred by September 30, 2013, then Licensee shall pay Symphony (1) an additional non-refundable payment of *** on or before September 30, 2013 and (2) an additional non-refundable payment of *** on or before December 31, 2013.

For clarity, no additional payment shall be due pursuant to this Section 7.2.2.2 in the event that Study Initiation of the Phase II Clinical Trial in the PKD Field occurs prior to July 1, 2013.

7.2.2.3      Development Fee Credits. All payments pursuant to Section 7.2.2.1, Section 7.2.2.2(a) and Section 7.2.2.2 (b), shall be deemed “Extension Payments.” In the event that Licensee pays Symphony the Development Fee pursuant to Section 4.3.3 prior to December 31, 2015, the Development Fee otherwise payable shall be reduced by *** of the sum of all Extension Payments received by Symphony.

7.2.2.4      Non-Oncology Reversion. If Study Initiation of the Phase II Clinical Trial in the PKD Field referenced in Section 7.1 does not occur by December 31, 2013, then (i) Licensee shall pay Symphony a non-refundable fee equal to *** and (ii) Symphony shall have the right to terminate this Agreement with respect to the Non-Oncology Field, effective immediately.”

2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

ARTICLE 2

MISCELLANEOUS

2.1          Defined Terms. Capitalized terms used in this First Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

2.2          Full Force and Effect. This First Amendment amends the terms of the Agreement and is deemed incorporated into, and governed by all other terms of, the Agreement. To the extent that the Agreement is explicitly amended by this First Amendment, the terms of this First Amendment will control where the terms of the Agreement are contrary to or conflict with the term of this First Amendment. The Agreement, as amended by this First Amendment, is hereby ratified and confirmed in all respects and shall continue in full force and effect. The Agreement shall, together with this First Amendment, be read and construed as a single instrument.

2.3          Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this First Amendment.

2.4          Counterparts. This First Amendment may be executed in one or more counterparts, and by the respective Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same Agreement.

SIGNATURES FOLLOW ON NEXT PAGE

2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed as of the date first written above by their respective duly authorized officers.

KADMON CORPORATION, LLC

Name:
Title:

SYMPHONY EVOLUTION, INC.

/s/ Jeffrey S. Edelman
Name:	Jeffrey S. Edelman
Title:	Director

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ***, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed as of the date first written above by their respective duly authorized officers.

KADMON CORPORATION, LLC

/s/ Steven N. Gordon
Name:	Steven N. Gordon
Title:	Executive Vice President and General Counsel

SYMPHONY EVOLUTION, INC.

Name:	Jeffrey S. Edelman
Title:	Director